SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

                                       FORM 8-K/A

(AMENDMENT NO. 1)

                                                                                     Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 5, 2005

Optimal Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada

(State or Other Jurisdiction of Incorporation)

0-28572	98-0160833
(Commission File Number)	(IRS Employer Identification No.)

3500 de Maisonneuve Blvd. W., 2 Place Alexis-Nihon, Suite 1700, Montreal, Quebec, Canada H3Z 3C1

(Address of Principal Executive Offices, Including Zip Code)

(514) 738-8885

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240, 14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

This Amendment No. 1 to the Current Report on Form 8-K of Optimal Group Inc. (the "Registrant") amends and restates in its entirety the Current Report on Form 8-K of the Registrant filed with the Securities and Exchange Commission on October 11, 2005 (the "Initial Report"). The only change from the Initial Report is the inclusion under Item 9.01 of the required financial statements by amendment as permitted pursuant to Item 9.01(a)(4) and the inclusion as Exhibit 23 of the consent of PricewaterhouseCoopers LLP.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 5, 2005 (the “Closing Date”), Optimal Payments Corp. (“OPC”), a Delaware corporation and wholly-owned subsidiary of the Registrant, as purchaser, entered into an agreement (the “Purchase Agreement”) with Moneris Solutions, Inc. (“Moneris”), a Delaware corporation, as seller, pursuant to which OPC acquired all of Moneris’ right, title and interest (the “Purchased Assets”) in, to and under a portfolio of merchant processing contracts and associated sales channel contracts representing approximately 6,500 merchants, for cash consideration of US$18 million. The Purchase Agreement is governed by the laws of the State of Illinois.

A copy of the Purchase Agreement is attached hereto as Exhibit 2.1.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The details of the acquisition are set out in Item 1.01 above which is incorporated into this Item 2.01 by reference. Neither Moneris nor any of its officers or directors has any material relationship with the Registrant or any of its affiliates, any director or officer of the Registrant or any associate of any such director or officer. A copy of the Purchase Agreement is attached hereto as Exhibit 2.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The financial statements required by this Item 9.01 are included in this Current Report on Form 8-K/A. The financial statements filed herewith are:

(a)	Financial statements of businesses acquired.

(i)     Audited Carve Out Statements of Assets, Liabilities and Net Investment of Moneris as at December 31, 2004 and 2003 and audited Carve Out Statements of Income, Net Investment and Cash Flows of Moneris for the years ended December 31, 2004 and 2003;

(ii)    Unaudited Carve Out Statements of Assets, Liabilities and Net Investment of Moneris as at September 30, 2005 and 2004 and unaudited Statements of Income, Net Investment and Cash Flows of Moneris for the nine-month periods ended September 30, 2005 and 2004;

(b)	Pro forma financial information.

Unaudited Pro Forma Consolidated Balance Sheet of the Registrant as at September 30, 2005 and Unaudited Pro Forma Consolidated Statements of Operations of the Registrant for the year ended December 31, 2004 and the nine-month period ended September 30, 2005.

(c)	Exhibits.
Exhibit Number	Description

2.1*

Purchase Agreement dated October 5, 2005. All disclosure schedules and exhibits, have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

23	Consent of PricewaterhouseCoopers LLP

* Previously filed by the Registrant’s report on Form 8-K filed on October 11, 2005 and incorporated by reference herein.

Moneris Solutions Inc. Sold Portfolio

Financial Statements

December 31, 2004 and 2003

(Expressed in U.S. Dollars)

October 31, 2005

Statement of Management’s Responsibility for Financial Information

The accompanying carve-out financial statements, including the notes to the carve-out financial statements, are the responsibility of management.

These carve-out financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The carve-out financial statements include some amounts that are based on best estimates and judgements. Management has determined such amounts on a reasonable basis in order to ensure that the carve-out financial statements are presented fairly, in all material respects.

Management maintains a system of internal controls to safeguard assets and to provide reasonable assurance that relevant and reliable financial information is being produced.

/s/ Jim Baumgartner	/s/ Sally Mitchell
Jim Baumgartner	Sally Mitchell
President and	Treasurer
Chief Executive Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Moneris Solutions Inc.:

In our opinion, the accompanying statements of assets, liabilities and net investment of the corporation and the related statements of income, of net investment of the corporation and of cash flows present fairly, in all material respects, the financial position of Moneris Solutions Inc. Sold Portfolio at December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Moneris Solutions Inc.’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

(signed) PricewaterhouseCoopers LLP

October 28, 2005

Moneris Solutions Inc. Sold Portfolio

Statement of Assets, Liabilities and Net Investment of the Corporation

As at December 31, 2004 and 2003

(Expressed in U.S. Dollars)

	2004	2003

Assets	$	$

Current assets
Cash	328,163	69,333
Accounts receivable - net of allowance for doubtful accounts of $1,074 (2003 -$996)	3,488,292	2,639,604
Prepaids	49,423	89,347
Income taxes recoverable	1,169	3,002
Restricted cash	3,999,590	7,244,152
	7,866,637	10,045,438
Capital assets
Point of sale equipment (note 4)	18,163	14,047
Intangible assets (note 5)	9,809	10,585
	27,972	24,632

Future income tax assets (note 6)	1,124,649	1,208,928

	9,019,258	11,278,998

Liabilities and Net Investment of the Corporation

Current liabilities
Accounts payable and accrued liabilities	1,255,480	822,306
Merchant deposits	3,999,590	7,244,152

	5,255,070	8,066,458

Net investment of the Corporation	3,764,188	3,212,540

	9,019,258	11,278,998

Contractual obligations and contingencies (notes 9 and 10)

See accompanying notes to financial statements

        /s/ Jim Baumgartner

Approved by the Board of Directors

        /s/ Julie Curran

Approved by the Board of Directors

Moneris Solutions Inc. Sold Portfolio

Statement of Income

For the years ended December 31, 2004 and 2003

(Expressed in U.S. Dollars)

	2004	2003
	$	$

Revenue
Transaction processing revenues	5,078,872	3,874,479
Merchant fees and other	905,395	778,442
Interest income	20,009	23,885
	6,004,276	4,676,806

Expenses
Processing	1,559,024	1,408,039
Salaries and fringe benefits	1,495,758	1,228,513
Selling, general and administrative	793,594	695,735
Depreciation and amortization	10,381	25,571
Interest	2,420	144
	3,861,177	3,358,002

Income before income taxes	2,143,099	1,318,804

Income taxes
Current	754,203	413,066
Future	84,279	102,682
	838,482	515,748

Net income for the year	1,304,617	803,056

See accompanying notes to financial statements

Moneris Solutions Inc. Sold Portfolio

Statement of Net Investment of the Corporation

For the years ended December 31, 2004 and 2003

(Expressed in U.S. Dollars)

	2004	2003
	$	$

Balance - Beginning of year	3,212,540	2,725,120

Net income for the year	1,304,617	803,056

Distributions to the Corporation	(752,969)	(315,636)

Balance - End of year	3,764,188	3,212,540

See accompanying notes to financial statements

Moneris Solutions Inc. Sold Portfolio

Statement of Cash Flows

For the years ended December 31, 2004 and 2003

(Expressed in U.S. Dollars)

	2004	2003

Cash provided by (used in)	$	$

Operating activities
Net income for the year	1,304,617	803,056
Adjustments to reconcile to net cash provided by operating activities
Depreciation and amortization	10,381	25,571
Gain on sale of point of sale equipment	(11,901)	(4,848)
Future income tax	84,279	102,682
Increase (decrease) in cash resulting from changes in
Accounts receivable	(848,688)	(352,757)
Prepaids	39,924	(69,680)
Income taxes recoverable	1,833	(3,002)
Accounts payable and accrued liabilities	433,174	(34,992)
Income taxes payable	-	(78,064)
	1,013,619	387,966

Investing activities
Restricted cash	3,244,562	1,547,155
Merchant deposits	(3,244,562)	(1,547,155)
Additions to point of sale equipment – net	(13,721)	(6,320)
Purchase of merchant contracts	-	(1,769)
Proceeds from sale of point of sale equipment	11,901	4,848
Distributions to the Corporation	(752,969)	(315,636)
	(754,789)	(318,877)

Change in cash and cash equivalents	258,830	69,089

Cash and cash equivalents - Beginning of year	69,333	244

Cash and cash equivalents - End of year	328,163	69,333

Supplemental disclosure of cash flow information
Interest paid in year	2,420	144
Income taxes paid in year	752,370	494,132

See accompanying notes to financial statements

Moneris Solutions Inc. Sold Portfolio

Notes to Financial Statements

December 31, 2004 and 2003

(Expressed in U.S. Dollars)

1.	Description of business

The Sold Portfolio consists of ISO Agreements, ISA Agreements, ISO Merchant Agreements, ISA Merchant Agreements and Merchant Agreements collectively sold under the Portfolio Purchase Agreement dated October 5, 2005, and effective September 30, 2005, between Moneris Solutions, Inc. (the Corporation), and Optimal Payments Corp. The Sold Portfolio consists of approximately 6,500 merchants and a number of agent relationships serving business nationwide. A significant portion of the transactions processed by these merchants includes card-not-present transactions. The payment processing services offered include Visa, MasterCard, American Express, Discover Card, debit and check products in channels such as mail order, internet and e-commerce segments, along with traditional market segments.

2.	Basis of presentation

Historically, financial statements have not been prepared for the Sold Portfolio as it has no separate legal status or existence. The accompanying carve-out financial statements have been prepared to present the statement of assets, liabilities and net investment of the Corporation and statements of income and cash flows of the Sold Portfolio for inclusion in Optimal Group Inc.’s Form 8-K/A for purposes of complying with the rules and regulations of the Securities and Exchange Commission as required by S-X Rule 3-05. These statements have been derived from the Corporation’s accounting records using historical results of operations and historical basis of assets and liabilities. The accompanying carve-out financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America using portfolio-specific information where available (Revenues, Future income tax assets, Restricted cash, portions of Accounts receivables, Merchant deposits and capital assets) and allocations where data is not maintained on a portfolio specific basis within the Corporation’s books and records (general and indirect operating expenses, portions of Accounts receivable, Prepaids and Accounts payable and accrued liabilities). Due to the significant amount of allocations and estimates used to prepare these carve-out financial statements, they may not reflect the financial position, cash flows or results of operations of the Sold Portfolio in the future or what its results of operation, cash flow and financial position would have been had the Sold Portfolio been operating as a stand-alone business during the periods presented.

The accompanying carve-out financial statements include only those assets, liabilities and related operations of the Sold Portfolio as historically incurred by the Corporation and exclude all other assets, liabilities and operations of the Corporation.

Cash includes amounts specifically identifiable with the Sold Portfolio.

Accounts receivable, and the related allowance, related to the Sold Portfolio are identified using the applicable processing system data.

Restricted cash is specifically identifiable with the Sold Portfolio.

Accounts payable are allocated to the Sold Portfolio based on percentage of revenue or number of merchants in the Sold Portfolio as compared to total merchants of the Corporation.

Revenues of the Sold Portfolio are specifically identifiable with the contracts sold.

(1)

Moneris Solutions Inc. Sold Portfolio

Notes to Financial Statements

December 31, 2004 and 2003

(Expressed in U.S. Dollars)

Processing expenses, Salaries and fringe benefits, and Selling, general and administrative expenses include both amounts incurred that relate directly to the Sold Portfolio (Direct Expenses) as well as amounts incurred within the Corporation (Indirect Expenses). The Direct Expenses generally correspond to processing and other costs related to the Sold Portfolio. The Indirect Expenses correspond to substantial back office support and overhead functions. The Indirect Expenses have been allocated to the Sold Portfolio based on percentage of revenue, gross merchant bankcard sales processed or proportional number of merchants in the Sold Portfolio in relation to total merchants. Management believes the allocations used to determine selected amounts in the financial statements are appropriate methods to reasonably reflect the related income or expense of the Sold Portfolio, although they are not necessarily indicative of the income statement results were the Sold Portfolio operating as a stand-alone business.

3.	Summary of significant accounting policies

The carve-out financial statements have been prepared by management in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The significant accounting policies followed in the preparation of these carve-out financial statements are summarized below:

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Indirect expenses reflected in these carve-out financial statements were determined based on the application of allocation methodologies (i.e. new and existing merchant counts, gross merchant bank card sales dollars and net revenues) that, in management’s opinion using careful judgement, most accurately captured the underlying expense.

Concentrations

The Sold Portfolio maintains its cash in bank deposit accounts, which at times may exceed federally insured limits.

Revenue recognition

Revenues derived from the electronic processing of transactions are recognized at the time the merchants’ transactions are processed, net of all directly related Visa/Mastercard interchange and assessments costs. For financial statement purposes, these amounts are grouped as “Transaction processing revenues”.

Additional revenue sources include (1) the rental of point-of-sale equipment, and (2) fees earned from non-processing activities. These additional revenue sources are recognized as earned. For financial statement purposes, these amounts are grouped as “Merchant fees and other”.

Cash

All highly liquid investments with an original maturity of three months or less are classified as cash.

(2)

Moneris Solutions Inc. Sold Portfolio

Notes to Financial Statements

December 31, 2004 and 2003

(Expressed in U.S. Dollars)

Restricted cash

Restricted cash represents funds received from merchants, pursuant to merchant agreements, and held on deposit to cover potential merchant losses. These amounts are held on deposit with financial institutions. These funds are set-aside in restricted accounts and a liability is recorded for an equal and offsetting amount. As such, these funds are not eligible for use by the Sold Portfolio in its operations other than to pay the related liability. These amounts are classified as “Restricted Cash” and the corresponding offset is shown as “Merchant Deposits” for financial statement purposes. In addition, at December 31, 2004 the Corporation held $808,400 of letters of credit received from merchants and other security to cover potential merchant losses.

Accounts receivable

The Sold Portfolio’s merchant customers have liability for charges disputed by cardholders. However, in case of non-payment, insolvency or bankruptcy of the merchant, the Sold Portfolio may be liable for such disputed charges. Management believes it has established reserves, based on specific merchant information and historical loss experience, that are adequate to cover this exposure.

Future income taxes

The Sold Portfolio follows the asset and liability method of accounting for income taxes. Under this method, future income tax assets and liabilities are determined based on the differences between the financial statement carrying amounts and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Future tax assets arising from temporary differences are recognized when it is more likely than not that the assets will be realized. The income taxes of the Sold Portfolio are based on the income and expenses of the Sold Portfolio as if the Sold Portfolio had been a separate tax paying legal entity filing separate tax returns for all the periods presented.

Capital assets

Capital assets are recorded at cost, net of depreciation and amortization. Depreciation and amortization are calculated on a straight-line basis over the estimated useful lives of those assets, depending on the date the asset was placed in service as follows:

Point-of-sale equipment	3 to 5 years

Intangible assets:
Merchant contracts	2 to 7 years

Capital assets are reviewed for impairment whenever events or changes in circumstances support that the carrying amount of an asset may not be recoverable.

(3)

Moneris Solutions Inc. Sold Portfolio

Notes to Financial Statements

December 31, 2004 and 2003

(Expressed in U.S. Dollars)

Financial instruments

Management believes the carrying amounts of financial instruments at year-end, including cash, accounts receivable, accounts payable, accrued liabilities, restricted cash and merchant deposits, approximate fair value due to the short-term maturities of these financial instruments.

Net investment of the Corporation

As these financial statements represent a portion of the business of the Corporation that does not constitute a separate legal entity, the Corporation’s net investment in the Sold Portfolio is shown in lieu of shareholder’s equity. The net investment includes the accumulated earnings of the Sold Portfolio as well as transfers related to the cash management function performed by the Corporation.

Historically, the cash resources of the Sold Portfolio have been managed under a centralized system by the Corporation wherein receipts were deposited to the corporate accounts of the Corporation and disbursements were centrally funded. Accordingly, settlement of certain assets and liabilities have been reflected as net contributions from or distributions to the Corporation in these financial statements.

4.	Point of sale equipment

	2004

	Cost $	Accumulated amortization $	Net $

Point of sale equipment	102,508	84,345	18,163

	2003

	Cost $	Accumulated amortization $	Net $

Point of sale equipment	92,053	78,006	14,047

(4)

Moneris Solutions Inc. Sold Portfolio

Notes to Financial Statements

December 31, 2004 and 2003

(Expressed in U.S. Dollars)

5.	Intangible Assets
2004

	Cost $	Accumulated amortization $	Net $

Merchant contracts	12,752	2,943	9,809

2003

	Cost $	Accumulated amortization $	Net $

Merchant contracts	12,752	2,167	10,585

6.	Income taxes

Future income tax assets and liabilities are determined based on the temporary differences between the accounting and income tax bases of assets and liabilities, using substantively enacted tax rates.

The provision for income taxes differs from that computed at the statutory federal corporate rates as follows:

	2004	2003
	$	$

Income tax calculated at statutory rate	728,654	448,393
Add tax effect of:
State income tax, net of federal income tax effect	106,719	60,613
Other	3,109	1,755

Actual income tax expense	838,482	515,748

Effective tax rate	39.12%	39.11%

(5)

Moneris Solutions Inc. Sold Portfolio

Notes to Financial Statements

December 31, 2004 and 2003

(Expressed in U.S. Dollars)

A summary of federal and state income taxes on operations follows:

	2004	2003
	$	$

Current Payable Tax:
Federal	614,675	336,649
State	139,528	76,417
Deferred Tax	84,279	102,682

Provision for Income Taxes	838,482	515,748

The components of future income tax assets and liabilities at December 31, 2004 and 2003 follow:

	2004	2003
	$	$

Future income tax assets:
Deferred Compensation	38,261	20,913
Intangibles	1,094,010	1,194,253
Other	148	-
Total future income tax assets	1,132,419	1,215,166

Future income tax liabilities:
Tax depreciation in excess of book	(7,770)	(3,325)
Other	-	(2,913)

Total future income tax liability	(7,770)	(6,238)

Future income tax assets	1,124,649	1,208,928

7.	Segment Reporting

The Sold Portfolio has only one reportable segment – the offering of payment processing services to merchants.

8.	Related party transactions

The Sold Portfolio has transactions with two of its affiliates. These affiliates are subsidiaries of the corporations that own the Canadian parent of the Corporation. These transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related

(6)

Moneris Solutions Inc. Sold Portfolio

Notes to Financial Statements

December 31, 2004 and 2003

(Expressed in U.S. Dollars)

parties. During the years of 2004 and 2003, facility obligations of $264,650 and $207,909 are included in the Selling, general and administrative expenses within the Income Statement.

9.	Contractual Obligations

The Sold Portfolio has entered into facility and other contractual obligations in the normal course of business. The minimum annual lease payments through 2007 are as follows:

	2004	2003
	$	$
2004		218,171
2005	770,743	187,910
2006	208,438	189,714
2007	136,093	126,209
10.	Contingent liabilities

The Sold Portfolio, in the normal course of business, is subject to claims, litigation and losses. At year-end, the Sold Portfolio does not have any contingent losses requiring accruals.

11.	Earnings per share

Given the Sold Portfolio is not a separate legal entity, EPS results are not included.

(7)

Moneris Solutions Inc. Sold Portfolio

Financial Statements

September 30, 2005 and 2004

UNAUDITED

(Expressed in U.S. Dollars)

October 31, 2005

Statement of Management’s Responsibility for Financial Information

The accompanying carve-out financial statements, including the notes to the carve-out financial statements, are the responsibility of management.

These carve-out financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The carve-out financial statements include some amounts that are based on best estimates and judgements. Management has determined such amounts on a reasonable basis in order to ensure that the carve-out financial statements are presented fairly, in all material respects.

Management maintains a system of internal controls to safeguard assets and to provide reasonable assurance that relevant and reliable financial information is being produced.

/s/ Jim Baumgartner	/s/ Sally Mitchell
Jim Baumgartner	Sally Mitchell
President and	Treasurer
Chief Executive Officer

Moneris Solutions Inc. Sold Portfolio

Statement of Assets, Liabilities and Net Investment of the Corporation

As at September 30, 2005 and 2004

UNAUDITED

(Expressed in U.S. Dollars)

	2005	2004

Assets	$	$

Current assets
Cash	67,720	15,433
Accounts receivable - net of allowance for doubtful accounts of $953 (2004 -$1,048)	3,845,532	3,054,879
Prepaids	99,261	44,102
Restricted cash	3,223,082	3,573,168
	7,235,595	6,687,582
Capital assets
Point of sale equipment (note 4)	22,801	15,544
Intangible assets (note 5)	9,227	10,003
	32,028	25,547

Future income tax assets (note 6)	1,116,997	1,142,724

	8,384,620	7,855,853

Liabilities and Net Investment of the Corporation

Current liabilities
Accounts payable and accrued liabilities	1,437,518	1,053,860
Income taxes payable	81,848	89,497
Merchant deposits	3,223,082	3,573,168
	4,742,448	4,716,525

Net investment of the Corporation	3,642,172	3,139,328

	8,384,620	7,855,853

Contractual obligations and contingencies (notes 9 and 10)

See accompanying notes to financial statements

/s/ Jim Baumgartner

Approved by the Board of Directors

/s/ Julie Curran

Moneris Solutions Inc. Sold Portfolio

Statement of Income

For the nine month period ended September 30, 2005 and 2004

UNAUDITED

(Expressed in U.S. Dollars)

	2005	2004
	$	$

Revenue
Transaction processing revenues	4,741,054	3,682,650
Merchant fees and other	763,380	659,442
Interest income	49,942	12,504
	5,554,376	4,354,596

Expenses
Processing	1,550,896	1,113,352
Salaries and fringe benefits	1,412,007	1,089,629
Selling, general and administrative	795,397	553,813
Depreciation and amortization	6,343	8,108
Interest	3,310	2,356
	3,767,953	2,767,258

Income before income taxes	1,786,423	1,587,338

Income taxes
Current	689,432	554,450
Future	7,652	66,204
	697,084	620,654

Net income for the period	1,089,339	966,684

See accompanying notes to financial statements

Moneris Solutions Inc. Sold Portfolio

Statement of Net Investment of the Corporation

For the nine month period ended September 30, 2005 and 2004

UNAUDITED

(Expressed in U.S. Dollars)

	2005	2004
	$	$

Balance - Beginning of period	3,764,188	3,212,540

Net income for the period	1,089,339	966,684

Distributions to the Corporation	(1,211,355)	(1,039,896)

Balance - End of period	3,642,172	3,139,328

See accompanying notes to financial statements

Moneris Solutions Inc. Sold Portfolio

Statement of Cash Flows

For the nine month period ended September 30, 2005 and 2004

UNAUDITED

(Expressed in U.S. Dollars)

	2005	2004
Cash provided by (used in)	$	$

Operating activities
Net income for the year	1,089,339	966,684
Adjustments to reconcile to net cash provided by operating activities
Depreciation and amortization	6,343	8,108
Gain on sale of point of sale equipment	(5,812)	(10,345)
Future income tax	7,652	66,204
Increase (decrease) in cash resulting from changes in
Accounts receivable	(357,240)	(415,275)
Prepaids	(49,838)	45,245
Income taxes recoverable	1,169	3,002
Accounts payable and accrued liabilities	182,038	231,554
Income taxes payable	81,848	89,497
	955,499	984,674

Investing and financing activities
Restricted cash	776,508	3,670,984
Merchant deposits	(776,508)	(3,670,984)
Additions to point of sale equipment – net	(10,399)	(9,023)
Proceeds from sale of point of sale equipment	5,812	10,345
Distributions to the Corporation	(1,211,355)	(1,039,896)
	(1,215,942)	(1,038,574)

Change in cash and cash equivalents	(260,443)	(53,900)

Cash and cash equivalents - Beginning of period	328,163	69,333

Cash and cash equivalents - End of period	67,720	15,433

Supplemental disclosure of cash flow information
Interest paid in period	3,310	2,356
Income taxes paid in period	606,417	461,951

See accompanying notes to financial statements

Moneris Solutions Inc. Sold Portfolio

Notes to Financial Statements

September 30, 2005 and 2004

UNAUDITED

(Expressed in U.S. Dollars)

1.	Description of business

The Sold Portfolio consists of ISO Agreements, ISA Agreements, ISO Merchant Agreements, ISA Merchant Agreements and Merchant Agreements collectively sold under the Portfolio Purchase Agreement dated October 5, 2005, and effective September 30, 2005, between Moneris Solutions, Inc. (the Corporation), and Optimal Payments Corp. The Sold Portfolio consists of approximately 6,500 merchants and a number of agent relationships serving business nationwide. A significant portion of the transactions processed by these merchants includes card-not-present transactions. The payment processing services offered include Visa, MasterCard, American Express, Discover Card, debit and check products in channels such as mail order, internet and e-commerce segments, along with traditional market segments.

2.	Basis of presentation

Historically, financial statements have not been prepared for the Sold Portfolio as it has no separate legal status or existence. The accompanying carve-out financial statements have been prepared to present the statement of assets, liabilities and net investment of the Corporation and statements of income and cash flows of the Sold Portfolio for inclusion in Optimal Group Inc.’s Form 8-K/A for purposes of complying with the rules and regulations of the Securities and Exchange Commission as required by S-X Rule 3-05. These statements have been derived from the Corporation’s accounting records using historical results of operations and historical basis of assets and liabilities. The accompanying carve-out financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America using portfolio-specific information where available (Revenues, Future income tax assets, Restricted cash, portions of Accounts receivables, Merchant deposits and Capital assets) and allocations where data is not maintained on a portfolio specific basis within the Corporation’s books and records (general and indirect operating expenses, portions of Accounts receivable, Prepaids and Accounts payable and accrued liabilities). Due to the significant amount of allocations and estimates used to prepare these carve-out financial statements, they may not reflect the financial position, cash flows or results of operations of the Sold Portfolio in the future or what its results of operation, cash flow and financial position would have been had the Sold Portfolio been operating as a stand-alone business during the periods presented.

The accompanying carve-out financial statements include only those assets, liabilities and related operations of the Sold Portfolio as historically incurred by the Corporation and exclude all other assets, liabilities and operations of the Corporation.

Cash includes amounts specifically identifiable with the Sold Portfolio.

Accounts receivable, and the related allowance, related to the Sold Portfolio are identified using the applicable processing system data.

Restricted cash is specifically identifiable with the Sold Portfolio.

Accounts payable are allocated to the Sold Portfolio based on percentage of revenue or number of merchants in the Sold Portfolio as compared to total merchants of the Corporation.

Revenues of the Sold Portfolio are specifically identifiable with the contracts sold.

(1)

Moneris Solutions Inc. Sold Portfolio

Notes to Financial Statements

September 30, 2005 and 2004

UNAUDITED

(Expressed in U.S. Dollars)

Processing expenses, Salaries and fringe benefits, and Selling, general and administrative expenses include both amounts incurred that relate directly to the Sold Portfolio (Direct Expenses) as well as amounts incurred within the Corporation (Indirect Expenses). The Direct Expenses generally correspond to processing and other costs related to the Sold Portfolio. The Indirect Expenses correspond to substantial back office support and overhead functions. The Indirect Expenses have been allocated to the Sold Portfolio based on percentage of revenue, gross merchant bankcard sales processed or proportional number of merchants in the Sold Portfolio in relation to total merchants. The level of allocated Indirect Expenses may not be representative of the buyer’s ongoing expenses for these functions. Management believes the allocations used to determine selected amounts in the financial statements are appropriate methods to reasonably reflect the related income or expense of the Sold Portfolio, although they are not necessarily indicative of the income statement results were the Sold Portfolio operating as a stand-alone business.

3.	Summary of significant accounting policies

The carve-out financial statements have been prepared by management in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The significant accounting policies followed in the preparation of these carve-out financial statements are summarized below:

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Indirect expenses reflected in these carve-out financial statements were determined based on the application of allocation methodologies (i.e. new and existing merchant counts, gross merchant bank card sales dollars and net revenues) that, in management’s opinion using careful judgement, most accurately captured the underlying expense.

Concentrations

The Sold Portfolio maintains its cash in bank deposit accounts, which at times may exceed federally insured limits.

Revenue recognition

Revenues derived from the electronic processing of transactions are recognized at the time the merchants’ transactions are processed, net of all directly related Visa/Mastercard interchange and assessments costs. For financial statement purposes, these amounts are grouped as “Transaction processing revenues”.

Additional revenue sources include (1) the rental of point-of-sale equipment, and (2) fees earned from non-processing activities. These additional revenue sources are recognized as earned. For financial statement purposes, these amounts are grouped as “Merchant fees and other”.

(2)

Moneris Solutions Inc. Sold Portfolio

Notes to Financial Statements

September 30, 2005 and 2004

UNAUDITED

(Expressed in U.S. Dollars)

Cash

All highly liquid investments with an original maturity of three months or less are classified as cash.

Restricted cash

Restricted cash represents funds received from merchants, pursuant to merchant agreements, and held on deposit to cover potential merchant losses. These amounts are held on deposit with financial institutions. These funds are set-aside in restricted accounts and a liability is recorded for an equal and offsetting amount. As such, these funds are not eligible for use by the Sold Portfolio in its operations other than to pay the related liability. These amounts are classified as “Restricted Cash” and the corresponding offset is shown as “Merchant Deposits” for financial statement purposes. In addition, at September 30, 2005 the Sold Portfolio held $808,400 of letters of credit received from merchants and other security to cover potential merchant losses.

Accounts receivable

The Sold Portfolio’s merchant customers have liability for charges disputed by cardholders. However, in case of non-payment, insolvency or bankruptcy of the merchant, the Sold Portfolio may be liable for such disputed charges. Management believes it has established reserves, based on specific merchant information and historical loss experience that are adequate to cover this exposure.

Future income taxes

The Sold Portfolio follows the asset and liability method of accounting for income taxes. Under this method, future income tax assets and liabilities are determined based on the differences between the financial statement carrying amounts and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Future tax assets arising from temporary differences are recognized when it is more likely than not that the assets will be realized. The income taxes of the Sold Portfolio are based on the income and expenses of the Sold Portfolio as if the Sold Portfolio had been a separate tax paying legal entity filing separate tax returns for all the periods presented.

Capital assets

Capital assets are recorded at cost, net of depreciation and amortization. Depreciation and amortization are calculated on a straight-line basis over the estimated useful lives of those assets, depending on the date the asset was placed in service as follows:

Point of sale equipment:	3 to 5 years

Intangible assets:
Merchant contracts	2 to 7 years

Capital assets are reviewed for impairment whenever events or changes in circumstances support that the carrying amount of an asset may not be recoverable.

(3)

Moneris Solutions Inc. Sold Portfolio

Notes to Financial Statements

September 30, 2005 and 2004

UNAUDITED

(Expressed in U.S. Dollars)

Financial instruments

Management believes the carrying amounts of financial instruments at year-end, including cash, accounts receivable, accounts payable, accrued liabilities, restricted cash and merchant deposits, approximate fair value due to the short-term maturities of these financial instruments.

Net Investment of the Corporation

As these financial statements represent a portion of the business of the Corporation that does not constitute a separate legal entity, the Corporation’s net investment in the Sold Portfolio is shown in lieu of shareholder’s equity. The net investment includes the accumulated earnings of the Sold Portfolio as well as transfers related to the cash management function performed by the Corporation.

Historically, the cash resources of the Sold Portfolio have been managed under a centralized system by the Corporation wherein receipts were deposited to the corporate accounts of the Corporation and disbursements were centrally funded. Accordingly, settlement of certain assets and liabilities have been reflected as net contributions from or distributions to the Corporation in these financial statements.

4.	Point of sale equipment
	2005

	Cost $	Accumulated amortization $	Net $

Point of sale equipment	106,051	83,250	22,801

	2004

	Cost $	Accumulated amortization $	Net $

Point of sale equipment	98,417	82,873	15,544

(4)

Moneris Solutions Inc. Sold Portfolio

Notes to Financial Statements

September 30, 2005 and 2004

UNAUDITED

(Expressed in U.S. Dollars)

5.	Intangible Assets
2005

	Cost $	Accumulated amortization $	Net $

Merchant contracts	12,752	3,525	9,227

2004

	Cost $	Accumulated amortization $	Net $

Merchant contracts	12,752	2,749	10,003

6.	Income tax

Future income tax assets and liabilities are determined based on the temporary differences between the accounting and income tax bases of assets and liabilities, using substantively enacted tax rates.

The provision for income taxes differs from that computed at the statutory federal corporate rates as follows:

	2005	2004
	$	$

Income tax calculated at statutory rate	607,384	539,694
Add tax effect of:
State income tax, net of federal income tax effect	82,635	79,644
Other	7,065	1,316

Actual income tax expense	697,084	620,654
Effective tax rate	39.02%	39.10%

(5)

Moneris Solutions Inc. Sold Portfolio

Notes to Financial Statements

September 30, 2005 and 2004

UNAUDITED

(Expressed in U.S. Dollars)

A summary of federal and state income taxes on operations follows:

	2005	2004
	$	$
Current Payable Tax:
Federal	561,887	451,877
State	127,545	102,573
Deferred Tax	7,652	66,204

Provision for Income Taxes	697,084	620,654

The components of future income tax assets and liabilities at September 30, 2005 and 2004 follow:

	2005	2004
	$	$
Future income tax assets:
Deferred Compensation	107,999	31,553
Intangibles	1,018,827	1,119,070
Other	232	336
	1,127,058	1,150,959

Future income tax liabilities:
Tax depreciation in excess of book	(10,061)	(8,235)

Future income tax assets	1,116,997	1,142,724

7.	Segment Reporting

The Sold Portfolio has only one reportable segment – the offering of payment processing services to merchants.

8.	Related party transactions

The Sold Portfolio has transactions with two of its affiliates. These affiliates are subsidiaries of the corporations that own the Canadian parent of the Corporation. These transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties. During the nine month period ended September 30th for the years of 2005 and 2004, facility obligations of $233,491 and $192,941 are included in the Selling, general and administrative expenses within the Income Statement.

9.	Contractual Obligations

The Sold Portfolio has entered into facility and other contractual obligations in the normal course of business. The minimum annual lease payments thru 2007 are as follows:

	2005	2004
	$	$
2004	-	54,543
2005	185,875	770,743
2006	214,188	208,438
2007	136,093	136,093
Thereafter	7,161	-

10.	Contingent liabilities

The Sold Portfolio, in the normal course of business, is subject to claims, litigation and losses. At period end, the Sold Portfolio does not have any contingent losses requiring accruals.

11.	Earnings per share

Given the Sold Portfolio is not a separate legal entity, EPS results are not included.

(6)

OPTIMAL GROUP INC.

Pro forma financial information

OPTIMAL GROUP INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS AT SEPTEMBER 30, 2005
(Unaudited)
(expressed in thousands of U.S. dollars)

	Optimal Group Inc.	Moneris Solutions Inc. Sold Portfolio	Pro Forma adjustments		Pro Forma consolidated
ASSETS			(Note 3)
Current assets:
Cash and cash equivalents	$ 155,957	$ 68	$ (68)	3a	$
			(18,266)	3b	137,691
Cash held as reserves	19,698	3,223	(3,223)	3a	19,698
Short-term investments	28,008	-	-		28,008
Short-term investments held as reserves	3,014	-	-		3,014
Settlement assets	14,244	-	-		14,244
Accounts receivable	8,701	3,846	(3,846)	3a	8,701
Income tax receivable and refundable investment tax credits	993	-	-		993
Inventory	1,678	-	-		1,678
Prepaid expenses and deposits	2,218	99	(99)	3a	2,218
Future income taxes	1,605	-	-		1,605
Current assets from discontinued operations	570	-	-		570
	236,686	7,236	(25,502)		218,420

Long-term receivables	3,590	-	-		3,590
Non-refundable investment tax credits	192	-	-		192
Property and equipment	5,263	23	(23)	3a	5,263
Goodwill and other intangible assets	109,052	9	(9)	3a
			18,266	3b	127,318
Deferred compensation cost	1,069	-	-		1,069
Future income taxes	682	1,117	(1,117)	3a	682
Other asset	10,810	-	-		10,810
Long-term assets from discontinued operations	600	-	-		600

	367,944	8,385	(8,385)		367,944

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Bank indebtedness	6,445	-	-		6,445
Customer reserves and security deposits	93,947	3,223	(3,223)	3a	93,947
Accounts payable and accrued liabilities	28,709	1,438	(1,438)	3a	28,709
Income taxes payable	9,297	82	(82)	3a	9,297
Future income taxes	856	-	-		856
Current liabilities from discontinued operations	272	-	-		272
	139,526	4,743	(4,743)		139,526

Future income taxes	7,409	-	-		7,409
Non-controlling interest	8,932	-	-		8,932

Shareholders' equity:
Share capital	194,210	-	-		194,210
Additional paid-in capital	14,714	-	-		14,714
Retained earnings	4,637	3,642	(3,642)	3a	4,637
Cumulative translation adjustment	(1,484)	-	-		(1,484)
	212,077	3,642	(3,642)		212,077

	367,944	8,385	(8,385)		367,944

See accompanying notes to unaudited pro forma consolidated financial statements.

OPTIMAL GROUP INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
(Unaudited)
(U.S. dollars, expressed in thousands except per share amounts)

	Optimal Group Inc.	Moneris Solutions Inc. Sold Portfolio	Pro Forma adjustments		Pro Forma consolidated
			(Note 3)

Revenues	$ 99,397	$ 5,984	$ 29,687	3c	$ 135,068

Expenses:
Transaction processing and service costs	58,443	1,559	25,888	3c	85,890
Selling, general and administrative	33,944	2,290	(2,290)	3a
			3,799	3c	37,743
Operating leases	3,629	-	-		3,629
Stock-based compensation pertaining to selling, general and administrative	5,736	-	-		5,736
Inventory write-downs pertaining to service costs	2,931	-	-		2,931
Amortization of intangibles pertaining to transaction processing and service costs	2,844	-	2,604	3d	5,448
Amortization of property and equipment	2,257	10	(10)	3a	2,257
Foreign exchange	(1,014)	-	-		(1,014)
Restructuring costs	1,325	-	-		1,325
	110,095	3,859	29,991		143,945

(Loss) earnings from continuing operations before undernoted items	(10,698)	2,125	(304)		(8,877)

Investment income	1,599	18	(18)	3a
			(297)	3e	1,302

(Loss) earnings from continuing operations before income taxes	(9,099)	2,143	(619)		(7,575)

Provision for income taxes	1,188	838	(838)	3a
			533	3f	1,721

(Loss) earnings from continuing operations	(10,287)	1,305	(314)		(9,296)

Loss from discontinued operations	(3,130)	-	-		(3,130)
Gain on disposal of net assets from discontinued operations	4,164	-	-		4,164

Net (loss) earnings	(9,253)	1,305	(314)		(8,262)

Weighted average number of shares:
Basic	20,289,670				20,289,670
Plus impact of stock options and warrants	136,607				136,607
Diluted	20,426,277				20,426,277

(Loss) earnings per share:
Continuing operations:
Basic	$ (0.51)				$ (0.46)
Diluted	(0.51)				(0.46)
Discontinued operations:
Basic	0.05				0.05
Diluted	0.05				0.05
Total:
Basic	(0.46)				(0.41)
Diluted	(0.46)				(0.41)

See accompanying notes to unaudited pro forma consolidated financial statements.

OPTIMAL GROUP INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2005
(Unaudited)
(U.S. dollars, expressed in thousands except per share amounts)

	Optimal Group Inc.	Moneris Solutions Inc. Sold Portfolio	Pro Forma adjustments		Pro Forma consolidated
			(Note 3)

Revenues	$ 119,460	$ 5,504	$ 27,820	3c	$ 152,784

Expenses:
Transaction processing and service costs	62,258	1,551	24,541	3c	88,350
Selling, general and administrative	31,889	2,208	(2,208)	3a
			3,279	3c	35,168
Operating leases	3,042	-	-		3,042
Stock-based compensation pertaining to selling, general and administrative	8,313	-	-		8,313
Amortization of intangibles pertaining to transaction processing and service costs	5,487	-	1,953	3d	7,440
Amortization of property and equipment	1,575	6	(6)	3a	1,575
Foreign exchange	1,343	-	-		1,343
Restructuring costs	266	-	-		266
Goodwill impairment	1,515	-	-		1,515
	115,688	3,765	27,559		147,012

Earnings from continuing operations before undernoted items	3,772	1,739	261		5,772

Investment income	2,631	47	(47)	3a
			(274)	3e	2,357
Gain on sale of interest in FireOne	30,411	-	-		30,411

Earnings (loss) from continuing operations before income taxes and non-controlling interest	36,814	1,786	(60)		38,540

Provision for income taxes	7,341	697	(697)	3a
			604	3f	7,945

Earnings from continuing operations before non-controlling interest	29,473	1,089	33		30,595

Non-controlling interest	1,738	-	-		1,738

Earnings from continuing operations	27,735	1,089	33		28,857

Loss from discontinued operations	(6,327)	-	-		(6,327)
Loss on disposal of net assets from discontinued operations	(188)	-	-		(188)

Net earnings	21,220	1,089	33		22,342

Weighted average number of shares:
Basic	22,751,982				22,751,982
Plus impact of stock options and warrants	2,260,674				2,260,674
Diluted	25,012,656				25,012,656

Earnings (loss) per share:
Continuing operations:
Basic	$ 1.22				$ 1.27
Diluted	1.11				1.15
Discontinued operations:
Basic	(0.29)				(0.29)
Diluted	(0.26)				(0.26)
Total:
Basic	0.93				0.98
Diluted	0.85				0.89

See accompanying notes to unaudited pro forma consolidated financial statements.

OPTIMAL GROUP INC.
NOTES TO PRO FORMA FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2004 AND NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2005
(Unaudited)

1	Basis of Presentation

The pro forma consolidated financial statements give effect to the acquisition by Optimal Payments Corp, a wholly-owned subsidiary of Optimal Group Inc. ("Optimal Group" or the "Company"), of a merchant portfolio and associated sales channel contracts from Moneris Solutions Inc. ("Moneris") completed on October 5, 2005.

The pro forma consolidated financial statements for the year ended December 31, 2004 are based on the audited consolidated financial statements of Optimal Group for the year ended December 31, 2004, as well as the audited carve-out financial statements of Moneris for the year ended December 31, 2004.

The pro forma consolidated financial statements as at and for the nine-month period ended September 30, 2005 are based on the unaudited consolidated financial statements of Optimal Group for the nine-month period ended September 30, 2005, as well as the unaudited carve-out financial statements of Moneris for the nine-month period ended September 30, 2005.

The pro forma consolidated balance sheet gives effect to the acquisition of the Moneris merchant portfolio and associated sales channel contracts as if the transaction took place on September 30, 2005. The pro forma consolidated statements of operations for the year ended December 31, 2004 and the nine-month period ended September 30, 2005 give effect to the transaction as if the transaction took place on January 1, 2004.

The pro forma consolidated statements of operations are not necessarily indicative of what the results of operations would have been for the periods presented, nor do they purport to project the Company's results of operations for any future periods.

The pro forma consolidated financial statements should be read in conjunction with the audited consolidated financial statements of Optimal Group as at and for the year ended December 31, 2004 and the unaudited consolidated interim financial statements of Optimal Group as at and for the nine-month period ended September 30, 2005.

2.	Acquisition of Assets

On October 5, 2005, Optimal Payments Corp, a wholly-owned subsidiary of Optimal Group, acquired a merchant portfolio and associated sales channel contracts from Moneris, a wholly-owned subsidiary of Moneris Solutions Corporation which is a joint investment between the Royal Bank of Canada and the Bank of Montreal and is the sixth largest payment processor in North America.

The assets were acquired for cash of $18.3 million. The transaction was accounted for by the Company as an acquisition of assets.

The following table summarizes the estimated fair value of the assets acquired at date of acquisition. The Company is in the process of finalizing the valuation of the net assets acquired, thus, the allocation of the purchase price is subject to final modifications.

Assets acquired
Customer relationships	$11,086
Sales channel contracts	$7,180

Net assets acquired for cash	$18,266

3	Pro Forma Adjustments:

The pro forma consolidated statement of operations does not include any benefits from anticipated synergies from the acquisition of the Moneris merchant portfolio and associated sales channel contracts. The pro forma consolidated financial statements incorporate the following adjustments:

a)

Represents the elimination of the Moneris Solutions Inc. Sold Portfolio financial statement balances since the Company did not acquire those items as part of the acquisition of the merchant portfolio and associated sales channel contracts.

b)	Represents the purchase price paid of $18.3 million including $0.3 million of associated deal costs.

c)	Represents the reclassification of certain direct costs to conform with the Company's accounting policies.

d)	Represents 9 months and 12 months, respectively, of amortization of the intangible assets acquired using the straight-line method over an estimated life of 7 years.

e)	Represents the estimated interest income lost due to the payment of the purchase price on January 1, 2004.

f)	Represents the current and future income taxes at a rate of 35% related to a), d) and e) above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2005	Optimal Group Inc. (Registrant)
	By:	/s/ Holden L. Ostrin
Name: Holden L. Ostrin
Title: Co-Chairman

EXHIBIT INDEX

Exhibit Number	Description

2.1*

Purchase Agreement dated October 5, 2005. All disclosure schedules and exhibits, have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

23	Consent of PricewaterhouseCoopers LLP

* Previously filed by the Registrant’s report on Form 8-K filed on October 11, 2005 and incorporated by reference herein.